UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 13, 2005



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                      001-15511                 95-4580642
          --------                      ---------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


        1675 Broadway, Suite 2450, Denver, Colorado                 80202
        -------------------------------------------                 -----
         (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

To the extent applicable, the contents of Item 2.06 below are incorporated into this Item 2.02 by reference.

Item 2.06  Material Impairments

As part of its ongoing business strategy, PYR Energy Corporation (the "Company") has been attempting to consolidate and increase its working interest participation in core projects. As a result of these efforts, as of June 10, 2005, the Company has decided to limit capital expenditures on certain early stage projects, such as our two joint ventures in southern Alberta, Canada. These joint ventures were intended to employ certain production equipment to limit water production and increase shallow gas production rates. At this point, management has decided to limit future expenditures in Canada and apply the capital to our core projects in the Gulf Coast, East Texas, and the Rocky Mountains. In accordance with US GAAP, the Company will write down its initial investments in Canada as a non-cash charge to earnings of approximately $560,000 during its 3rd quarter, ended May 31, 2005.

Item 7.01.  Regulation FD Disclosure

On June 13, 2005, the Company issued a press release that includes an operations update and that discusses, among other things, the information described in Item
2.06 above. A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.          Description
-----------          -----------
99.1                 Press Release issued June 13, 2005.

                                      *****

The information in Section 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Section 7.01 of this Current Report shall not be incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 13, 2005                       PYR ENERGY CORPORATION



                                           By: D. Scott Singdalsen
                                           -------------------------------------
                                           D. Scott Singdahlsen
                                           Chief Executive Officer and President